UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020 (February 4, 2020)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6625 Lenox Park, Suite 200, Memphis, Tennessee 38115

(Address of principal executive offices) (Zip Code)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None (1)	N/A (1)	N/A (1)

(1)

On September 18, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of Fred’s, Inc. Class A common stock (“common stock”). NASDAQ filed a Form 25 with the U.S. Securities and Exchange Commission on October 11, 2019, to delist the common stock from the NASDAQ Global Select Market. The delisting was effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 was effective 90 days after the filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

On February 4, 2020, the Company and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) their monthly operating report for the period beginning December 1, 2019 and ending January 4, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed in this Item 7.01. The Monthly Operating Report and other filings with the Bankruptcy Court related to the voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Cases”) may be available electronically at https://dm.epiq11.com/Freds. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on September 13, 2019 and a Form 12b-25 filed on December 12, 2019, the Company does not currently intend to file a Quarterly Report on Form 10-Q for the quarters ended August 3, 2019 and November 2, 2019 or any other reports on Forms 10-Q or 10-K for subsequent periods. Instead, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Cases and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information that are filed by the Company with the Bankruptcy Court.

Forward Looking Statements

Comments in this Current Report on Form 8-K and the Monthly Operating Report that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, strategic initiatives, including those relating to store closures and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our store closures and the related sales of inventory and real estate issues; (iii) our divestitures; (iv) utilizing our stores and the extent of our pharmacy department presence in stores; (v) conditions affecting the retail sector as a whole; (vi) our reliance on a single supplier of pharmaceutical products; (vii) our pharmaceutical drug pricing; (viii) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (ix) consolidation in the healthcare industry; (x) our private brands; (xi) the seasonality of our business and the impact of adverse weather conditions; (xii) operational, supply chain and distribution difficulties; (xiii) merchandise supply and pricing; (xiv) consumer demand and product mix; (xv) our employees; (xvi) risks relating to payment processing; (xvii) our computer systems, and the processes supported by our information technology infrastructure; (xviii) our ability to protect the personal information of our customers and employees; (xix) cyber-attacks; (xx) changes in governmental regulations; (xxi) the outcome of legal proceedings, including claims of product liability; (xxii) insurance costs; (xxiii) tax assessments and unclaimed property audits; (xxiv) current economic conditions; (xxv) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxvi) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxvii) our largest stockholder holding a significant percentage of our outstanding equity; (xxviii) our ability to attract and retain talented executives; (xxix) any strategic alternatives that we decide to pursue, if any; (xxx) risks related to the trading of the Company’s common stock on the OTC Pink Market; (xxxi) the risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on our Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases; (xxxii) the conditions to which our debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside our control; and (xxxiii) the factors listed under Item 1A: “Risk Factors” in our Annual Report on Form 10-K, filed on May 3, 2019, with the Securities and Exchange Commission, under Part II, Item 1A: “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended May 4, 2019 and in any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Monthly Operating Report for the period ended January 4, 2020, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.

Date: February 10, 2020	By:	/s/ Mark Renzi
	Name:	Mark Renzi
	Title:	Chief Restructuring Officer